UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

OFFICE PROPERTIES INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34364	26-4273474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of principal executive offices)	(Zip Code)

(617) 219-1440

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K (this “Current Report”), the terms the “Company,” “we,” “us,” and “our” refers to Office Properties Income Trust.

Item 7.01. Regulation FD Disclosure

As previously reported, on October 30, 2025, the Company and its debtor affiliates (collectively, the “Debtors”) each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) a voluntary case (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are jointly administered under the caption In re Office Properties Income Trust, et al., Case No. 25-90530.

The UCC Mediation and Settlement

Pursuant to the Agreed Mediation Order Regarding Mediation and Appointing Judge Marvin Isgur as Mediator (the “Mediator”) (Docket No. 569) (the “UCC Mediation Order”) entered by the Bankruptcy Court, in early January 2026 (a) the Debtors, (b) an ad hoc group (the “September 2029 Ad Hoc Group”) of holders of the Company’s 9.000% Senior Secured Notes due September 30, 2029, (c) an ad hoc group of holders of certain of the Company’s unsecured notes (the “Unsecured Notes Ad Hoc Group”), and (d) the Official Committee of Unsecured Creditors (the “Committee”, and together with the Debtors, the September 2029 Ad Hoc Group, and the Unsecured Notes Ad Hoc Group each, a “Party” and, collectively, the “UCC Mediation Parties”) commenced non-binding mediation to resolve certain disputes and issues in the Chapter 11 Cases. This disclosure contains all of the information that is required to be disclosed pursuant to paragraph 13 of the UCC Mediation Order.

The UCC Mediation Parties—including advisors and principals—participated in the mediation and worked closely with the Mediator and with each other to reach resolution of the issues. On or about February 24, 2026, negotiations concluded and a settlement was reached among the UCC Mediation Parties (the “UCC Settlement”). A copy of the term sheet (the “UCC Settlement Term Sheet”) including the remainder of the principal terms of the UCC Settlement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Terms used but not otherwise defined herein have the meanings ascribed to them in the Amended Joint Chapter 11 Plan of Reorganization of Office Properties Income Trust and its Debtor Affiliates [Docket No. 850] filed by the Debtors (as may be amended, modified, or supplemented from time to time, including to reflect the terms of the UCC Settlement Term Sheet and 2027 Settlement Term Sheet (as defined below), the “Plan”).

Certain of the key provisions of the UCC Settlement Term Sheet include:

•	Equity Rights Offering: All of the Company’s Unsecured Noteholders will have the opportunity to participate in an equity rights offering in the aggregate amount of $35,000,000. Such equity rights offering will be backstopped by certain Unsecured Noteholders.

•	Unsecured Noteholders Recovery: The Unsecured Noteholders’ recovery under the Plan will include 6.3% of Reorganized Common Equity and warrants, in each case subject to certain terms and conditions set forth in the UCC Settlement Term Sheet.

•	Priority Guaranteed Unsecured Notes Recovery: Holders of the Priority Guaranteed Unsecured Notes will recover 100% of their claims in Reorganized Common Equity.

•	September 2029 Unsecured Claim Recovery: Holders of the September 2029 Unsecured Claims will recover 5.3% of the Reorganized Common Equity in the event of the DIP Equitization.

•	Trade and Vendor Claim Recovery: Holders of Trade and Vendor Claims will be paid in full in cash on or as soon as reasonably practicable after the Plan Effective Date.

•	Committee Support: The Committee will recommend that all unsecured creditors vote in favor of the Plan and not opt out of the release provisions of the Plan.

•	Governance and Minority Protections: The UCC Mediation Parties will receive certain governance rights and minority protections, as set forth in the UCC Settlement Term Sheet.

The foregoing description of the UCC Settlement does not purport to be complete and is qualified in its entirety by reference to the full text of the UCC Settlement Term Sheet and an amended chapter 11 plan incorporating such settlement.

The 2027 Ad Hoc Group Mediation and Settlement

Pursuant to the Stipulation and Agreed Order Regarding Mediation and Appointing Judge Marvin Isgur as Mediator (Docket No. 893) (the “2027 Mediation Order”) entered by the Bankruptcy Court on March 2, 2026 (a) the Debtors, (b) the September 2029 Ad Hoc Group, and (c) an ad hoc group (the “2027 Ad Hoc Group” and together with the Debtors and the September 2029 Ad Hoc Group, each a “2027 Settlement Party” and, collectively, the “2027 Settlement Parties”) of holders of certain of the Company’s 3.250% Senior Secured Notes due December 11, 2026 (the “2027 Senior Secured Notes”), commenced non-binding mediation to resolve certain disputes and issues in the Chapter 11 Cases. This disclosure contains all of the information that is required to be disclosed pursuant to paragraph 13 of the 2027 Mediation Order.

The Parties—including advisors and principals—participated in the mediation and worked closely with the Mediator and each other to reach resolution of the issues. On or about March 2, 2026, negotiations concluded and a settlement was reached among the Parties (the “2027 Settlement”). A copy of the term sheet (the “2027 Settlement Term Sheet”) including the remainder of the principal terms of the 2027 Settlement is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain of the key provisions of the 2027 Settlement Term Sheet include:

•	Promissory Note: A $385,000,000 secured promissory note issued on the Effective Date (as defined in the Plan) that will bear interest at 8.125% (the “Promissory Note”) subject to the distribution and interest schedule and terms set forth below. The final maturity of the Promissory Note will be the date that is 42 months following the Effective Date and may be prepaid on the schedule outlined in the 2027 Settlement Term Sheet.

•	Distributions:

o	On or before August 1, 2026, the Debtors will pay $15,000,000 to the holders of 2027 Senior Secured Notes (the “2027 Holders”).

o	On or before November 1, 2026, the Debtors will pay an additional $15,000,000 to the 2027 Holders.

o	On or before February 1, 2027, the Debtors will pay an additional $30,000,000 to the 2027 Holders.

o	The deferred payments of $45,000,000 will bear interest at 8.125% and be secured by a mortgage and treated as mandatory amortization.

o	The $60,000,000 of payments will be applied as a $10,000,000 support fee to the 2027 Ad Hoc Group and as a $50,000,000 principal payment.

•	Valuation: The Debtors will provide appraisals to the 2027 Settlement Parties, prepared by a nationally recognized appraisal firm, reflecting the fair market values of the properties securing the 2027 Senior Secured Notes on a first lien basis, excluding certain properties outlined in the 2027 Settlement Term Sheet. The appraisals shall be subject to the acceptance of the 2027 Ad Hoc Group and the fair market value of the appraisal shall not be less than $460,000,000.

•	Interest Rate: Prior to the earlier of (i) the Effective Date (as defined in the Plan) and (ii) August 1, 2026, interest will accrue on the 2027 Senior Secured Notes and be fully paid at the non-default interest rate. Thereafter, interest will accrue at 8.125%.

•	Professional Fees: Reasonable and documented professional fees of the 2027 Ad Hoc Group will be reimbursed by the Debtors.

•	Sale of Properties: The Debtors may sell one or more of the properties that are held as collateral by the 2027 Holders, with the lien on the sold properties being released at the closing of the sale and a portion of the proceeds being used to pay down the Promissory Note at par. The sale and proceeds of the properties are subject to certain terms and conditions outlined in the 2027 Settlement Term Sheet.

The foregoing description of the 2027 Settlement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2027 Settlement Term Sheet and an amended chapter 11 plan incorporating such settlement.

Monthly Operating Reports

On March 2, 2026, the Debtors filed their Monthly Operating Reports (the “MORs”) with the Bankruptcy Court. The MORs provide financial and operational information regarding the Company’s performance during the period of January 1, 2026 through January 31, 2026. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

OPI’s MOR is attached as Exhibit 99.3. Copies of the MORs and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available for review and download, free of charge, on the website of the Debtors’ claims, noticing, and solicitation agent at https://restructuring.ra.kroll.com/OPI or through the Bankruptcy Court’s website, for a fee, at https://ecf.txsb.uscourts.gov. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Cautionary Statement Regarding the MORs

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the MORs, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The MORs are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The MORs were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the MORs are complete. The MORs also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the periods that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results and projections set forth in the MORs should not be viewed as indicative of future results.

Cautionary Language Regarding Trading in the Company’s Common Shares

The Plan provides that the Company’s common shares of beneficial interest, $.01 par value per share (“common shares”), will be cancelled and extinguished on the effective date of the Plan, and the holders thereof will not be entitled to receive, and will not receive or retain, any property or interest in property on account of such common shares. If the Plan is confirmed and the Company’s common shares are cancelled, amounts invested by holders of such common shares will not be recoverable and such common shares will have no value. Trading prices for the Company’s common shares may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common shares upon the conclusion of the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common shares.

Cautionary Note Concerning Forward Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may,” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs, or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements about the Plan, the process and potential outcomes of the Chapter 11 Cases, and the consummation of the transactions contemplated by the UCC Settlement Term Sheet and the 2027 Settlement Term Sheet. Forward-looking statements are based on the Company’s current expectations, assumptions, and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate the Plan; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation, and relationships with tenants, lenders, and vendors; the Company having insufficient liquidity; the availability of financing; the ability to satisfy the conditions precedent to the restructuring support agreement entered into in connection with the Chapter 11 Cases; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	UCC Settlement Term Sheet
99.2	2027 Settlement Term Sheet
99.3	Office Properties Income Trust Monthly Operating Report for the period of January 1, 2026 through January 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: March 4, 2026